UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 2, 2013
(January 1, 2013)

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer Identification No.)

1 Lakeland Park Drive Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2013, Beacon Roofing Supply, Inc. (the "Company") issued a press release announcing that its Vice President and Chief Accounting Officer, Rick Welker, age 53, was appointed as Acting Chief Financial Officer effective January 1, 2013. A copy of the January 2, 2013 press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	Beacon Roofing Supply, Inc. Press Release dated January 2, 2013

Exhibit Index	Description

Exhibit 99	Beacon Roofing Supply, Inc. Press Release dated January 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: January 2, 2013	By:	/s/ Rick C. Welker
Rick C. Welker
Vice President & CAO, Acting CFO